SCHWAB CAPITAL TRUST

Schwab Monthly Income Funds

Schwab Fundamental Global Real Estate Index Fund

Schwab Target Index Funds

(collectively, the Funds)

Supplement dated February 28, 2020, to all currently effective Statements of Additional Information (SAIs) for the aforementioned Funds.

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Revised Proxy Voting Policy Appendix

The Appendix entitled “Proxy Voting Policy” in each SAI is deleted and replaced in its entirety with the attached Appendix.

REG110336-00 (02/20)

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The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Schwab Strategic Trust

PROXY VOTING POLICY

AS OF MARCH, 2020

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”), Laudus Trust (“Laudus Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds and Laudus Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board on any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY

AS OF MARCH, 2020

I.	INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). The Proxy Committee is composed of CSIM personnel, including representatives from the Fund Administration, Portfolio Management, and Investment Research and Oversight departments, with input from other relevant departments. CSIM’s Investment Stewardship Team has the primary responsibility to oversee that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives reports from the Investment Stewardship Team on these activities.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research on certain topics and may retain additional experts in the proxy voting and corporate governance area in the future.

The Proxy Committee has the ultimate responsibility for developing this Proxy Policy to determine how to vote the shares in a manner that seeks to maximize the long-term value of the company. However, portfolio managers to certain fundamentally managed separate account clients maintain full discretion to vote the shares held by these clients based on their analysis of the economic impact of the ballot items. Therefore, shares for these separate account clients may be voted differently from those voted solely under the guidance of the Investment Stewardship Team.

II.	PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency and corporate governance structures that it believes protect or promote shareholder value.

Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on those corporate governance structures that will help protect or promote shareholder value.

In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM does not follow these recommendations when it believes doing so would not be in the best interests of shareholders.

III.	PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

The Proxy Committee reviews Glass Lewis’ proxy voting guidelines (“Glass Lewis’ Guidelines”) with input from the Investment Stewardship Team and evaluates them in light of the long-term best interests of shareholders. CSIM generally utilizes Glass Lewis’ Guidelines (which are posted on the Funds’ website) to vote. However, CSIM may create custom voting guidelines where its view does not align with Glass Lewis’ Guidelines. Further, the Proxy Committee may delegate voting decisions on particular types of votes to CSIM’s Investment Stewardship Team, and CSIM’s Investment Stewardship Team may vote differently than Glass Lewis’ Guidelines suggest, to the extent they believe it is in the best interest of a client. Securities held in fundamentally managed separate accounts will generally be voted on a case-by-case basis by an appropriate portfolio manager for the account.

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and personal characteristics meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.

Factors that may result in a vote against one or more directors:

●	The board is not majority independent

●	The board does not have any female directors and has not provided a reasonable explanation for its lack of gender diversity

●	Non-independent directors serve on the nominating, compensation or audit committees

●	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

●	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

●	Director recently acted in a manner inconsistent with these Proxy Policies or failed to be responsive to concerns of shareholders

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

●	Audit-related fees are less than half of the total fees paid by the company to the audit firm

●	A recent material restatement of annual financial statements

●	A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

●	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

●	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

●	The company had material financial statement restatements

●

The company’s board adopted a Shareholder Rights Plan (a defensive tactic used by a company’s board to fight a hostile takeover, commonly referred to as a Poison Pill) during the past year and did not submit it to shareholders for approval

ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM typically does not support proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting proxy access:

●	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

●	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

●	The company had material financial statement restatements

●	The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:

●	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

●	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

●	The company had material financial statement restatements

●	The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against a company’s Say-On-Pay proposal:

●	Executive compensation is out of line with industry peers considering the company’s performance over time

●	Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk

●	Executive compensation plan offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

ii.	Equity Compensation Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

●	Plan’s total potential dilution appears excessive

●	Plan’s burn rate appears excessive compared to industry peers

●	Plan allows for the re-pricing of options without shareholder approval

●	Plan has an evergreen feature

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER

i.	Shareholder Rights Plans

Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.

Factors that may result in a vote against a Shareholder Rights Plan proposal:

●	Plan does not expire in a relatively short time horizon

●	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

●	Plan automatically renews without shareholder approval

●	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.

iv.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and social shareholder proposals typically request companies to either change their business practices or enhance their disclosures. CSIM believes that, in most instances, the board is best positioned to determine a company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices. CSIM generally evaluates shareholder proposals seeking additional disclosures on relevant environmental and social issues based on a company’s current level of reporting, peer disclosures and the existence of controversies or litigation related to the issue.

i.	Political Contribution Proposals

CSIM expects the board of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political contribution shareholder proposals unless there is no evidence of board oversight.

IV.	ADMINISTRATION

A.	CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a Fund or a Fund affiliate, or a CSIM employee.

With respect to proxies of an underlying affiliated Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of such Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Where the Proxy Committee has delegated an item to the Investment Stewardship Team or a portfolio manager of a fundamentally managed separate account, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

●	maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority;

●	reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination;

●	defaulting to the standard CSIM Proxy Voting Guidelines.

In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

●	proxy statements and ballots written in a foreign language;

●	untimely and/or inadequate notice of shareholder meetings;

●	restrictions of foreigner’s ability to exercise votes;

●	requirements to vote proxies in person;

●	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan where deemed appropriate and in the best interest of shareholders.

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.